                                                                   EXHIBIT 10.26










                      RESOLUTION PERFORMANCE PRODUCTS INC.

                             2000 STOCK OPTION PLAN

                                   ARTICLE I

                              PURPOSE OF THE PLAN

     The purpose of the RESOLUTION PERFORMANCE PRODUCTS INC. 2000 STOCK OPTION PLAN (the "Plan") is (i) to further the growth and success of RESOLUTION
           ----
PERFORMANCE PRODUCTS INC., a Delaware corporation (the "Company"), and its
                                                        -------
Subsidiaries (as hereinafter defined) by enabling directors and employees of, or consultants to, the Company or any of its Subsidiaries to acquire Shares (as hereinafter defined), thereby increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and/or its Subsidiaries. Options granted under the Plan (the "Options") may be either incentive stock options ("ISOs"), intended to
           -------                                           ----
qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NSOs"). In
                          ----                                     ----
this Plan, the terms "Parent" and "Subsidiary" mean "Parent Corporation" and "Subsidiary Corporation," respectively, as such terms are defined in Sections 424(e) and (f') of the Code. Unless the context otherwise requires, any ISO or NSO is referred to in this Plan as an "Option."


                                  ARTICLE II

                                  DEFINITIONS

     As used in the Plan, the following terms shall have the meanings set forth below:

          "Affiliate" means with respect to any Person, any other Person that,
           ---------
directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with, such Person and/or one or more
Affiliates thereof.   The term "Control" includes, without limitation, the
possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term "Affiliate" shall not include at any time any portfolio companies of Apollo Management IV, L.P. or its Affiliates.

          "Board" has the meaning set forth in Section 3.1 hereof.
           -----

          "Capital Stock" means any and all shares, interests, participation or
           -------------
other equivalents (however designated) of corporate stock, including all Common Stock and preferred stock.

          "Cause" shall have the meaning defined in a written employment or
           -----
similar agreement between the Company or any of its Subsidiaries and the Optionee as to which a determination of "Cause" is being made; provided, however, that if there is no written employment or similar agreement between the Company and the Optionee that defines what constitutes a termination for Cause for purposes of such agreement, what constitutes "Cause" shall be determined by the Committee in good faith.

          "Code" has the meaning set forth in Article I hereof.
           ----

          "Committee" has the meaning set forth in Section 3.1 hereof.
           ---------

          "Common Stock" means the common stock of the Company, par value $1.00
           ------------
per share.

          "Company" has the meaning set forth in Article I hereof.
           -------

          "Disability" has the meaning defined in a written employment or
           ----------
similar agreement between the Company or any of its Subsidiaries and the Optionee as to which a determination of "Disability" is being made; provided, however, that if there is no written employment or similar agreement between the Company and the Optionee that defines what constitutes a Disability for purposes of such agreement, "Disability" means, with respect to any Optionee, such Optionee's incapacity to fulfill such Optionee's duties or obligations to the Company due to injury or physical or mental illness, and such incapacity continues for more than two consecutive months or three months in the aggregate during any period of nine consecutive months, such incapacity to be determined by the Board in good faith.

          "Disqualifying Disposition" has the meaning set forth in Article 15
           -------------------------
hereof.

          "Effective Date" has the meaning set forth in Section 11.2 hereof.
           --------------

          "Equity Interests" means (a) with respect to a corporation, any and
           ----------------
all Capital Stock or warrants, options or other rights to acquire Capital Stock (but excluding any debt security which is convertible into, or exchangeable for, Capital Stock) and (b) with respect to a partnership, limited liability company or similar Person, any and all units, interests, rights to purchase, warrants, options or other equivalents of, or other ownership interests in, any such Person.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Fair Market Value" has the meaning set forth in Section 6.2 hereof.
           -----------------

          "Good Reason" shall have the meaning set forth in any written
           -----------
agreement between the Company or any of its Subsidiaries and any Optionee as to which a determination of "Good Reason" is to be made; provided, however, that if no such written agreement exists, "Good Reason" shall be determined by the Committee in good faith.

          "Independent Third Party" means, immediately prior to the contemplated
           -----------------------
transaction, any Person which (i) does not own in excess of five percent (5%) of the Common Stock deemed outstanding at such time (on a fully diluted basis) and
(ii) is not an Affiliate of any such owner.

          "Investor" means Apollo Investment Fund IV, L.P., Apollo Overseas
           --------
Partners IV, L.P., or any investment fund managed by Apollo Management IV, L.P. or any of its Affiliates, and any of their successors and assigns.

          "Investor Investment" means direct or indirect investments in Shares,
           -------------------
Notes or other securities of the Company made by the Investor on or after the Original Issue Date.

          "Investor IRR" means the pre-tax compounded annual internal rate of
           ------------
return calculated on a semi-annual basis realized to the Investor on the Investor Investment, based on the aggregate amount invested by the Investor for all Investor Investments and the aggregate amount received by the Investor for all Investor Investments, assuming all Investor Investments were purchased by one Person and were held continuously by such Person. The

Investor IRR shall be determined based on the actual time of each Investor Investment and actual cash received by the Investor in respect of all Investor Investments and including, as a return on such investment, any cash dividends, cash distributions or cash interest made by the Company or any Subsidiary in respect of such investment during such period, but excluding (i) dividends, distributions and/or payments to Investor in an amount sufficient for Investor to pay its taxes and those taxes which are attributable to the Company and each of the Company's direct and indirect subsidiaries and (ii) any other amounts payable that are not directly attributable to the Investor Investment.

          "Investor Rights Agreement" means the Investor Rights Agreement, dated
           -------------------------
as of the Original Issue Date, among the Company and the holders party thereto, as it is amended, supplemented or restated from time to time.

          "Investor's Buy-In Price" means:
           -----------------------

               (i) with respect to the Shares, $100 per share, subject to appropriate adjustment by the Board for stock splits, stock dividends, combinations and similar transactions; and

               (ii) with respect to the Notes, $1,000 per Note.

          "ISOs" has the meaning set forth in Article I hereof.
           ----

          "NASDAQ" has the meaning set forth in Section 6.2(a) hereof.
           ------

          "Notes" means the 10.9% junior subordinated notes issued by the
           -----
Company to certain Optionees pursuant to the Indenture entered into by the Company with the Bank of New York as trustee on the Original Issue Date, as amended, supplemented or restated from time to time.

          "Notice" has the meaning set forth in Section 9.2 hereof.
           ------

          "NSOs" has the meaning set forth in Article I hereof.
           ----

          "Option" has the meaning set forth in Article I hereof.
           ------

          "Option Agreement" has the meaning set forth in Section 5.2 hereof.
           ----------------

          "Option Price" has the meaning set forth in Section 6.1 hereof.
           ------------

          "Option Shares" has the meaning set forth in Section 9.2(b) hereof.
           -------------

          "Optionees" has the meaning set forth in Section 5.1(a).
           ---------

          "Original Issue Date" means the closing date of the transactions
           -------------------
contemplated by the Master Sale Agreement dated July 10, 2000 among Shell Oil Company, the Company, Resin Acquisition, LLC and RPP Holdings LLC (as assignee of Resin Acquisition, LLC).

          "Person" shall be construed broadly and shall include, without
           ------
limitation, an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Plan" has the meaning set forth in Article I hereof.
           ----

          "Public Offering" means the closing of a public offering of Common
           ---------------
Stock pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering made in connection with an employee benefit plan or made primarily to employees or consultants of the Company.

          "Realization Event" means (i) the consummation of a Sale of the
           -----------------
Company for cash or (ii) any transaction or series of related transactions in which the Investor sells at least 50% of the Shares directly or indirectly acquired by it and at least 50% of the aggregate of all of the Investor Investments.

          "Reorganization" has the meaning set forth in Section 10.1 hereof.
           --------------

          "Reserved Shares" means, at any time, an aggregate of 54,000 shares of
           ---------------
Common Stock.

          "Rule 16b-3" has the meaning set forth in Section 3.1 hereof.
           ----------

          "Sale of the Company" means the sale of the Company to one or more
           -------------------
Independent Third Parties, pursuant to which such party or parties acquire (i) Capital Stock of the Company possessing the voting power to elect a majority of the Board (whether by merger, consolidation or sale or transfer of the Company's Capital Stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          "SEC" has the meaning set forth in Section 3.1 hereof.
           ---

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Shares" means shares of Common Stock.
           ------

          "Subsidiary" means any corporation or other entity of which the
           ----------
Company owns securities or interests having a majority, directly or indirectly, of the ordinary voting power in electing the board of directors or managers thereof.

          "Termination Date" means the tenth anniversary of the Effective Date.
           ----------------

          "Termination of Relationship" means (a) if the Optionee is an employee
           ---------------------------
of the Company or any Subsidiary, the termination of the Optionee's employment with the Company and its Subsidiaries for any reason; (b) if the Optionee is a consultant to the Company or any Subsidiary, the termination of the Optionee's consulting relationship with the Company and its Subsidiaries for any reason; and (c) if the Optionee is a director of the Company or any Subsidiary, the termination of the Optionee's service as a director of such Company or Subsidiary for any reason.

          "Vested Options" means Options that have vested in accordance with the
           --------------
applicable Option Agreement.

                                  ARTICLE III

            ADMINISTRATION OF THE PLAN; SHARES SUBJECT TO THE PLAN

3.1  COMMITTEE.
     ---------

     The Plan shall be administered by the Board of Directors of the Company (the "Board") or the Compensation Committee (the "Committee") appointed from
      -----                                       ---------
time to time by the Board; provided, however, that, so long as it shall be required to comply with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities
                                     ----------
and Exchange Commission (the "SEC") under the Exchange Act, in order to permit
                              ---
officers and directors of the Company to be exempt from the provisions of
Section 16(b) of the Exchange Act with respect to transactions effected pursuant to the Plan, each of such persons, at the effective date of his or her appointment to the Committee and at all times thereafter while serving on the Committee, shall be a "disinterested person" within the meaning of Rule 16b-3. Any vacancy on the Committee, whether due to action of the Board or any other
cause, shall be filled by the Board.   The term "Committee" shall, for all
purposes of the Plan other than this Section 3, be deemed to refer to the Board if the Board is administering the Plan.

3.2  PROCEDURES.
     ----------

     The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan. The entire Committee shall constitute a quorum and the actions of the entire Committee present at a meeting, or actions approved in writing by the entire Committee, shall be the actions of the Committee.

3.3  INTERPRETATION.
     --------------

     Except as may otherwise be expressly reserved to the Board as provided herein, and with respect to any Option, except as may otherwise be provided in the Option Agreement evidencing such Option, the Committee shall have all powers with respect to the administration of the Plan, including the interpretation of the provisions of the Plan and any Option Agreement, and all decisions of the Board or the Committee, as the case may be, shall be conclusive and binding on all participants in the Plan.

3.4  NUMBER OF SHARES.
     ----------------

     Subject to the provisions of Article X (relating to adjustments upon changes in capital structure and other corporate transactions), the aggregate number of Shares with respect to which Options may be granted under the Plan shall not exceed the Reserved Shares. If and to the extent that Options granted under the Plan terminate, are reduced in number, expire or are canceled without having been fully exercised, new Options may be granted under the Plan with respect to the Shares covered by the unexercised portion of such terminated, expired or canceled Options.

3.5  RESERVATION OF SHARES.
     ---------------------

     The number of Shares reserved for issuance upon the exercise of Options granted under the Plan shall at no time be less than the maximum number of Shares which may be purchased at any time pursuant to outstanding Options.

                                  ARTICLE IV

                                  ELIGIBILITY

4.1  GENERAL.
     -------

     Options may be granted under the Plan only to persons who are employees or directors of, or consultants to, the Company or any of its Subsidiaries on the date of the grant. Options granted to consultants and non-employee directors shall be NSOs. Options granted to employees of the Company or any of its Subsidiaries shall be, in the discretion of the Committee, either ISOs or NSOs on the date of the grant.

4.2  EXCEPTIONS.
     ----------

     Notwithstanding anything contained in Section 4.1 to the contrary:

          (a) no ISO may be granted under the Plan to an employee who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 425(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent, if any, or any of its Subsidiaries, unless (i) the Option Price of the Shares subject to such ISO is fixed at not less than 110% of the Fair Market Value of such Shares on the date of the grant (as determined in accordance with Section 6.2), and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date it is granted; and

          (b) no Option may be granted to any Person serving on the Committee for so long as such Person serves on the Committee.

                                   ARTICLE V

                               GRANT OF OPTIONS

5.1  GENERAL.
     -------

     Subject to Section 5.6, Options may be granted under the Plan at any time and from time to time on or prior to the Termination Date. Subject to the provisions of the Plan, the Committee shall have plenary authority, in its sole discretion, to determine:

          (a) the persons (from among the class of persons eligible to receive Options under the Plan) to whom Options shall be granted (the "Optionees");
                                                               ---------

          (b)  the time or times at which Options shall be granted; and

          (c)  the number of Shares for which an Option may be exercisable.

5.2  OPTION AGREEMENTS.
     -----------------

     Each Option granted under the Plan shall be designated as an ISO or an NSO and shall be subject to the terms and conditions applicable to ISOs and/or NSOs (as the case may be) set forth in the Plan. Each Option shall specify the number of Shares for which such Option shall be exercisable and the exercise price for such Shares. In addition, each Option shall be evidenced by a written agreement (an "Option Agreement"), in substantially the form
               ----------------
of Exhibit A for an ISO and Exhibit B for an NSO, with such changes thereto as are consistent with the Plan as the Committee shall deem appropriate. Each Option Agreement shall be executed by the Company and the Optionee.

5.3  VESTING.
     -------

     The Committee shall determine whether and to what extent any Options which are exercisable for Shares are also subject to vesting based upon the Optionee's continued service to, or the performance of duties for, the Company and its Subsidiaries.

5.4  NO EVIDENCE OF EMPLOYMENT OR SERVICE.
     -------------------------------------

     Nothing contained in the Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her employment by or service with the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

5.5  DATE OF GRANT.
     -------------

     The date of grant of an Option under this Plan shall be the date as of which the Committee approves the grant; provided, however, that in the case of an ISO, the date of grant shall in no event be earlier than the date as of which the Optionee becomes an employee, director or consultant of the Company or one of its Subsidiaries.

5.6  SHARES.
     ------

     Options shall be granted to purchase a specified number of Shares not to exceed, in the aggregate, the Reserved Shares. Options may only be exercisable for whole Shares.

                                  ARTICLE VI

                                 OPTION PRICE

6.1  GENERAL.
     -------

     The price (the "Option Price") at which each Share may be purchased shall
                     ------------
be determined by the Committee and set forth in the Option Agreement; provided, however, that in the case of an ISO, such Option Price shall in no event be less than 100% (or 110% if Section 4.2(a) hereof is applicable) of the Fair Market Value of the Shares on the date of the grant (as determined in accordance with Section 6.2).

6.2  DETERMINATION OF FAIR MARKET VALUE.
     ----------------------------------

     Subject to the requirements of Section 422 of the Code regarding ISO's, for purposes of the Plan, the "Fair Market Value" of a Share shall be determined as follows:

          (a) if such Shares are publicly traded, (x) the closing price on the business day immediately preceding the date of the grant if any trades were made on such business day and such information is available, otherwise the average of the last bid and asked prices on the business day immediately preceding the date of grant in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") or (y) if such Shares are then traded on a national securities
         ------
exchange, the closing price on the business day immediately preceding the date of grant, if any trades were made on such business day and such information is available, otherwise the average of the high and low prices on the business day immediately preceding the date of grant on the principal national securities exchange on which it is so traded; or

         (b) if there is no public trading market for such Shares, the fair market value of such Shares on the date of grant as reasonably determined in good faith by the Committee after taking into consideration all factors which it deems appropriate.

          Notwithstanding anything contained in the Plan to the contrary, all determinations pursuant to Section 6.2(b) shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse.

6.3  REPRICING OF NSOS.
     ------------------

     Subsequent to the date of grant of any NSO, the Committee may, at its discretion and with the written consent of the Optionee and the prior approval of the Board, establish a new Option Price for such NSO so as to increase or decrease the Option Price of such NSO.

                                  ARTICLE VII

            TERMINATION AND REPURCHASE OF OPTIONS AND OPTION SHARES

7.1  AUTOMATIC TERMINATION OF OPTION.
     -------------------------------

     Unless otherwise prescribed by the Committee, each Option granted under the Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

          (a) (i) in the case of an ISO, the tenth anniversary of the date on which such Option is granted or, in the case of any ISO granted to a person described in Section 4.2(a), the fifth anniversary of the date on which such ISO is granted and (ii) in the case of a NSO, the tenth anniversary on which such Option is granted;

          (b) in the case of an ISO, if an Optionee terminates his employment with the Company other than due to death or Disability of the Optionee, or the Company terminates the Optionee's employment for Cause, the 30th day following the date of such termination;

          (c) in the case of an ISO, if an Optionee's employment with the Company is terminated due to the death or Disability of the Optionee, six months after the date of such death or Disability; and

          (d) the termination date specified in any Option Agreement evidencing such Option.

     The Committee shall have the power to determine what constitutes a termination for Cause for purposes of the Plan (subject to any definition of Cause in a written employment or similar agreement between the Company and the Optionee), and the date upon which such termination for Cause shall occur. All such determinations shall be made in good faith and shall be final, conclusive and binding upon the Optionee.

     Any Shares that are not acquired as a result of an Option expiring without being fully exercised shall be available for award by the Committee to another eligible person.

                                 ARTICLE VIII

             LIMITATIONS ON ISOS; NOTICE TO OPTIONEES GRANTED ISOS

     In accordance with Section 422(d) of the Code, to the extent that the aggregate Fair Market Value of all stock with respect to which incentive stock options are exercisable for the first time by such Optionee during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, such ISOs shall be treated as NSOs.

     Under certain circumstances, the exercise of an ISO may disqualify the holder from recovering the favorable tax benefits ISOs offer. Therefore, the Company recommends that each Optionee holding an ISO consult with a competent tax advisor before taking any action with respect to his or her ISOs.

                                  ARTICLE IX

                            PROCEDURE FOR EXERCISE

9.1  PAYMENT.
     -------

     An Optionee shall pay for the exercise of a Vested Option in United States currency by cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised.

9.2  NOTICE.
     ------

     An Optionee (or other person, as provided in Section 11.2) may exercise an Option (for the Shares represented thereby) granted under the Plan in whole or in part (but for the purchase of whole Shares only), as provided in the Option Agreement evidencing his or her Option, by delivering a written notice (the "Notice") to the Secretary of the Company. The Notice shall state:
 ------

          (a) that the Optionee elects to exercise the Option;

          (b) the number of Shares with respect to which the Option is being exercised (the "Option Shares");
                -------------

          (c) the method of payment for the Option Shares (which method must be available to the Optionee under the terms of his or her Option Agreement);

          (d) the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of such Option);

          (e) a copy of any election filed or intended to be filed by the Optionee with respect to such Option Shares pursuant to Section 83(b) of the Code;

          (f) and such further provisions consistent with the Plan as the Committee may from time to time require.

          The exercise date of an Option shall be the date on which the Company receives the Notice from the Optionee. Such Notice shall also contain, to the extent such Optionee is not then a party to the Investor Rights Agreement, a Joinder Agreement, in form and substance satisfactory to the Board pursuant to which the Optionee agrees to become a party to the Investor Rights Agreement.

9.3  ISSUANCE OF CERTIFICATES.
     ------------------------

     The Company shall issue stock certificates in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of
Section 11.2), for the securities purchased upon exercise of an Option as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such securities; provided that the Company may elect to not issue any fractional Shares upon the exercise of any Options (determining the fractional Shares after aggregating all Shares issuable to a single holder as a result of an exercise of an Option for more than one Share) and in lieu of issuing such fractional Shares, shall pay the Optionee the Fair Market Value thereof. Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 11.2 shall have any privileges as a stockholder of the Company with respect to any Shares of stock subject to an Option granted under the Plan until the date of issuance of stock certificates pursuant to this
Section 9.3.

                                   ARTICLE X

                                  ADJUSTMENTS

10.1 CHANGES IN CAPITAL STRUCTURE.
     ----------------------------

     If the Common Stock is changed by reason of a stock split, reverse stock split or stock combination, stock dividend or distribution, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization (a "Reorganization"), the Board shall make such adjustments in
                   --------------
the number and class of shares of stock available under the Plan as shall be necessary to preserve to an Optionee rights substantially proportionate to his rights existing immediately prior to such transaction or event (but subject to the limitations and restrictions on such rights), including, without limitation, a corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change. Notwithstanding anything contained in the Plan to the contrary, in the case of ISOs, no adjustment under this Section 10.1 shall be appropriate if such adjustment (i) would constitute a modification, extension or renewal of such ISOs within the meaning of Sections 422 and 424 of the Code, and the regulations promulgated by the Treasury Department thereunder, or (ii) would, under Section 422 of the Code and the regulations promulgated by the Treasury Department thereunder, be considered as the adoption of a new plan requiring stockholder approval. The Company will not, in any event, permit the exercise price of any Option to be less than the par value of the Common Stock.

10.2 SPECIAL RULES.
     -------------

     The following rules shall apply in connection with Section 10.1 above:

          (a) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Shares, or other securities; and

          (b) any adjustments referred to in Section 10.1 shall be made by the Board in its sole discretion and shall, absent manifest error, be conclusive and binding on all persons holding any Options granted under the Plan.

10.3 RIGHT TO INCLUDE VESTED OPTIONS UPON A REALIZATION EVENT.
     --------------------------------------------------------

     Upon a Realization Event, the Company may, but is not obligated to, purchase each outstanding Vested Option for an amount equal to (x) the amount per share paid in respect of the Shares sold in such transaction constituting the Realization Event (y) less the Option Price thereof.

                                   ARTICLE XI

                   RESTRICTIONS ON OPTIONS AND OPTION SHARES

11.1 COMPLIANCE WITH SECURITIES LAWS.
     -------------------------------

     No Options shall be granted under the Plan, and no securities shall be issued and delivered upon the exercise of Options granted under the Plan, unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

     The Committee in its discretion may, as a condition to the exercise of any Option granted under the Plan, require an Optionee (a) to represent in writing that the securities received upon exercise of an Option are being acquired for investment and not with a view to distribution and (b) to make such other representations and warranties as are deemed appropriate by the Company. Stock certificates representing securities acquired upon the exercise of Options that have not been registered under the Securities Act shall, if required by the Committee, bear the legends as may be required by the Investor Rights Agreement and Option Agreement evidencing a particular Option.

11.2 NONASSIGNABILITY OF OPTION RIGHTS.
     ---------------------------------

     No Option granted under this Plan shall be assignable or otherwise transferable by the Optionee, except by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his or her Options shall thereafter be exercisable, during the period specified in Section 7.1 or the applicable Option Agreement (as the case may be), by his or her executors or administrators to the full extent (but only to such extent) to which such Options were exercisable by the Optionee at the time of his or her death.

     Before issuing any Shares upon exercise of Options to any person who is not already a party to the Investor Rights Agreement, the Company shall obtain, in appropriate form, an executed Joinder Agreement from such person unless a Public Offering shall have already occurred.

     This Plan shall become effective on the date of its adoption by the Board (the "Effective Date"); provided, however, that no ISO shall be exercisable by
      --------------
an Optionee unless and until the Plan shall have been approved by the stockholders of the Company in accordance with the provisions of its Articles of Incorporation and By-laws, which approval shall be obtained by a simple majority vote of stockholders, voting either in person or by proxy, at a duly held stockholders' meeting, or by written consent, within twelve months before or after the adoption of the Plan by the Board.

11.3 RESTRICTIONS FOR THE NETHERLANDS.
     --------------------------------

     All Optionees who are residents of The Netherlands shall be subject to the additional restrictions set forth on Schedule I attached hereto.
                                     ----------

                                  ARTICLE XII

                            TERMINATION OF THE PLAN

     No Options may be granted after the Termination Date. Any Option outstanding as of the Termination Date shall remain in effect until the earlier of the exercise thereof and the Option Term with respect to such Option.

                                  ARTICLE XIII

                               AMENDMENT OF PLAN

     The Plan may be modified or amended in any respect by the Committee with the prior approval of the Board; provided, however, that the approval of the holders of a majority of the votes that may be cast by all of the holders of shares of common stock of the Company entitled to vote (voting together as a single class, with each such holder entitled to cast one vote per share held by such holder) shall be obtained prior to any such amendment becoming effective if such approval is required by law or is necessary to comply with regulations promulgated by the SEC under Section 16(b) of the Exchange Act or with Section 422 of the Code or the regulations promulgated by the Treasury Department thereunder.

                                  ARTICLE XIV

                                    CAPTIONS

     The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

                                   ARTICLE XV

                           DISQUALIFYING DISPOSITIONS

     If securities acquired by exercise of an ISO granted under this Plan are disposed of within two years following the date of grant of the ISO or one year following the issuance of the securities to the Optionee (a "Disqualifying
                                                             -------------
Disposition"), the holder of such securities shall, immediately prior to such
-----------
Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

                                  ARTICLE XVI

                               WITHHOLDING TAXES

     Whenever, under the Plan, securities are to be delivered to an Optionee upon exercise of an NSO (or an exercise of an ISO that will be taxed as an NSO), such Optionee shall remit or, in appropriate circumstances, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state, local and foreign withholding tax and employment tax requirements relating thereto. The Company shall be entitled to require as a condition of delivery of securities under the Plan that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state, local and foreign withholding tax and employment tax requirements relating thereto. At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable Federal, state, local and foreign withholding taxes and employment taxes.

                                 ARTICLE XVII

                           REGISTRATION ON FORM S-8

     On or prior to the first anniversary of a public offering by the Company of Capital Stock, the Company will file or cause to be filed, and will use commercially reasonable efforts to cause to be effective, a registration statement on Form S-8 with respect to the sale of Shares purchased upon the exercise of Options; provided that the Company may delay such filing on one or more occasions for up to 180 days if the Company determines that the filing of a Form S-8 would require disclosure that the Company deems advisable to defer.

                                 ARTICLE XVIII

                               OTHER PROVISIONS

     Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion. Notwithstanding the foregoing, each ISO granted under the Plan shall include those terms and conditions which are necessary to qualify the ISO as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms or conditions which are inconsistent therewith.

                                  ARTICLE XIX

                               NUMBER AND GENDER

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

                                  ARTICLE XX

                                 GOVERNING LAW

     All questions concerning the construction, interpretation and validity of this Plan and the instruments evidencing the Options granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Plan, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

     As adopted by the Board of Directors of Resolution Performance Products Inc. on the Original Issue Date.

                                 *  *  *  *  *

                                                                      SCHEDULE I
                                                                      ----------

          1. This Schedule (the "NL Plan Schedule") aims to broaden the scope of the Resolution Performance Products Inc. (the "Company") 2000 Stock Option Plan (the "Plan") to applicability in and to The Netherlands and to ensure conformity with the laws of The Netherlands.

          2. The NL Plan Schedule is supplemental to, and should be read in conjunction with, the Plan and the other documents relating thereto.

          3. Capitalized terms used herein shall have the same meaning as defined in the Plan, unless expressly stated otherwise.

          4. Optionees who are residents of The Netherlands shall not offer or sell any Shares of the Company received under the Plan through a stock exchange located in The Netherlands or to any resident of The Netherlands.

          5. With respect to participation in the Plan by Optionees in The Netherlands the following applies:

     (a) Each Optionee who is a resident of The Netherlands is an employee or director of the Company or an Affiliate.

     (b) An Affiliate shall mean "a subsidiary (dochtermaatschappij) of the Company, as defined in article 2:24a of the Dutch Civil Code."

          6. No damages or compensation shall be payable as a consequence of termination of employment of an Optionee who is a resident of The Netherlands (whether or not circumstances give rise to a claim for unfair dismissal (kennelijk onredelijk ontslag)) or for any other reason whatsoever to compensate him or her for the loss of any rights under the Plan. Each Optionee who is a resident of The Netherlands shall be deemed to irrevocably have waived any such rights to which he or her may otherwise have been entitled.

          7. In the event the Company will be listed on a stock exchange the following rules shall apply:

     (a) It is prohibited for any person in possession of Inside Information (as defined below) to perform or effect in or from The Netherlands a transaction in:

               (i) securities which are listed on a securities exchange or securities of which is may be expected that they will be shortly admitted to such exchange; or

               (ii) securities of which the price will also be influenced by the securities as referred to under (i) hereof.

     This includes the granting and acceptance of Options and subsequent sale of the (depository receipts of) Shares acquired under this Plan.

     (b) For the purposes hereof, Inside Information shall have the following meaning:

     Inside Information is all information in the sense of article 46, section 2 of the Netherlands Securities Market Supervision Act 1995 (Wet toezicht effectenverkeer 1995), being the knowledge of specific information concerning a legal person, company or institution to which the securities in question relate or concerning the trade in these securities:

          (i)  which has not been disclosed to the public; and

          (ii) whereof the disclosure, as may reasonably be expected, could have an influence on the price of the securities concerned, irrelevant the direction of the price.

          8. The Company shall notify the Dutch Securities Board (Stichting Toezicht Effectenverkeer) at least two months prior to every grant of Options. The Board will as of that moment provide for a consistent policy regarding the conditions and regularity of the Plan.

          9. While in the possession of Inside Information, an option holder can nevertheless exercise his Options if the Options are exercised at maturity or within five business days prior to maturity. The intention to sell the Shares or depository receipts of Shares should be notified to the Company at least two month before the date of maturity.

          10. When notification as described above has taken place, the sale of (depository receipts of) Shares become obligatory on maturity or within 5 business days prior to maturity.

          11. If the exercise of Options is not followed by an immediate sale of the acquired Shares or depository receipts for Shares, there is no notification duty as described above. However, the Options still have to be exercised at maturity or within five business days prior to maturity. In such case, the person involved can only conduct or effect transactions in the Shares (or depository receipts of Shares) at a time he is no longer in the possession of inside information.

          12. Early exercise of Options is possible if the option holder at the time of exercising (and - if applicable - at the time of disposal of acquired Shares or depository receipts of Shares) has no Inside Information. The rules mentioned in respect of Inside Information above do not apply.

          13. By acceptance of one or more Options, an Optionee shall, from the moment onwards that it is likely that the Shares will be admitted to listing on an official stock exchange and as long as the Optionee holds an Option, a Share or (other) securities to the extent these securities relate to the Company, comply with:

               (a) articles 46 to 46d of the Netherlands Securities Market Supervision Act 1995;

               (b) any decrees and regulations issued pursuant thereto, as in force at the relevant time; and

               (c) from the moment onwards that the Board adopts an internal rulebook in accordance with article 46d of the Netherlands Securities Market Supervision Act 1995, the rules contained in this internal rulebook. This includes certain notification obligations for certain officers to the Dutch Securities Board for transactions in the Company's securities.

          14. A copy of the relevant legislation referred to under (a) and (b) above shall be made available upon request at the offices of the Company. The internal rulebook referred to under (iii) shall be provided to all Optionees at the time when this internal rulebook is adopted.